EEM-Q3

Quarterly Report
April 30, 2026
MFS®  Emerging Markets
Equity Research Fund

Portfolio of Investments
4/30/26 (unaudited)
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
Common Stocks – 94.7%
Alcoholic Beverages – 0.8%
Kweichow Moutai Co. Ltd., “A”	200	$40,617
Auto & Auto Components – 3.0%
BYD Co. Ltd.	5,200	$68,851
Mahindra & Mahindra Ltd.	2,476	81,455
		$150,306
Business Services – 1.5%
Infosys Ltd.	3,133	$39,100
Kanzhun Ltd.	5,400	36,094
		$75,194
Chemicals – 1.1%
UPL Ltd.	8,505	$57,722
Conglomerates – 0.3%
LG Corp.	221	$14,797
Construction – 3.0%
Anhui Conch Cement Co. Ltd.	13,500	$33,829
Midea Group Co. Ltd., “A”	4,300	51,145
Techtronic Industries Co. Ltd.	4,500	65,535
		$150,509
Consumer Services – 0.2%
MakeMyTrip Ltd. (a)	222	$10,481
Diversified Financial Services – 1.6%
B3 S.A. - Brasil Bolsa Balcao	22,100	$80,468
Electrical Equipment – 2.6%
Contemporary Amperex Technology Co. Ltd.	900	$57,713
Samsung SDI Co. Ltd. (a)	40	18,975
WEG S.A.	6,000	54,356
		$131,044
Energy - Independent – 5.5%
Galp Energia SGPS S.A., “B”	2,603	$60,978
Petroleo Brasileiro S.A., ADR	1,262	27,802
Petroleo Brasileiro S.A., ADR	591	11,749
Petronet LNG Ltd.	5,607	16,483
PT United Tractors Tbk	29,600	49,675
Reliance Industries Ltd.	7,244	109,703
		$276,390
Engineering - Construction – 0.6%
Doosan Bobcat, Inc.	255	$12,501
Samsung Engineering Co. Ltd.	500	18,096
		$30,597
Entertainment & Leisure – 6.2%
NetEase, Inc., ADR	366	$43,009
Tencent Holdings Ltd.	4,400	267,146
		$310,155

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Food & Beverages – 1.2%
Arca Continental S.A.B. de C.V.	2,654	$31,886
Gruma S.A.B. de C.V.	1,652	28,670
		$60,556
Food & Drug Stores – 1.9%
Jeronimo Martins SGPS S.A.	1,244	$29,904
Raia Drogasil S.A.	6,933	30,718
Walmart de Mexico S.A.B. de C.V.	10,419	32,846
		$93,468
Global Systemically Important Banks – 2.3%
China Construction Bank Corp.	105,000	$118,203
Hardware, Peripherals, & Assembly – 2.7%
Hon Hai Precision Industry Co. Ltd.	14,868	$105,715
Lenovo Group Ltd.	18,000	27,069
Xiaomi Corp., “B” (a)	800	2,991
		$135,775
Insurance – 2.8%
AIA Group Ltd.	4,800	$52,866
China Pacific Insurance Co. Ltd.	9,800	42,813
Samsung Fire & Marine Insurance Co. Ltd.	154	47,973
		$143,652
Machinery & Tools – 3.7%
AirTAC International Group	1,000	$46,216
Delta Electronics, Inc.	2,000	138,084
		$184,300
Media – 0.6%
NAVER Corp.	199	$28,586
Medical & Health Technology & Services – 0.5%
Hangzhou Tigermed Consulting Co. Ltd.	2,900	$23,650
Metals & Mining – 4.1%
Gold Fields Ltd., ADR	1,091	$46,346
Industries Qatar Q.S.C.	11,973	39,296
Vale S.A., ADR	4,637	75,861
Zijin Mining Group Co. Ltd., “H”	10,000	45,940
		$207,443
Network & Telecom – 1.4%
Accton Technology Corp.	957	$69,103
Non-Global Systemically Important Banks – 14.1%
Banco Bradesco S.A., ADR	15,714	$60,970
Bank of Cyprus Holdings PLC	5,708	62,063
China Merchants Bank Co. Ltd.	10,000	60,361
Emirates NBD Bank PJSC	5,326	42,050
Grupo Financiero Banorte S.A. de C.V.	6,094	66,171
HDFC Bank Ltd.	13,536	110,812
ICICI Bank Ltd.	5,171	69,201
Kasikornbank PLC	5,400	32,552
KB Financial Group, Inc.	486	52,749
National Bank of Greece S.A.	4,549	72,405
PT Bank Negara Indonesia (Persero) Tbk	111,100	23,876

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Non-Global Systemically Important Banks – continued
Saudi Awwal Bank	6,596	$59,866
Sberbank of Russia PJSC (a)(u)	11,152	0
		$713,076
Oil Services – 0.8%
ADNOC Drilling Co. PJSC	26,519	$40,864
Pharmaceuticals & Biotechnology – 1.1%
Hugel, Inc. (a)	177	$30,348
Sun Pharmaceutical Industries Ltd.	1,253	23,930
		$54,278
Retail & E-commerce – 3.4%
Alibaba Group Holding Ltd., ADR	966	$127,396
PDD Holdings, Inc., ADR (a)	464	46,344
		$173,740
Semiconductor & Electronic Components – 25.6%
ASE Technology Holding Co. Ltd.	7,021	$111,116
Largan Precision Co. Ltd.	656	53,360
MediaTek, Inc.	1,198	101,832
SK Hynix, Inc.	308	271,030
Taiwan Semiconductor Manufacturing Co. Ltd.	11,120	754,920
		$1,292,258
Software – 0.3%
Totvs S.A.	2,600	$16,728
Telecom Services – 0.7%
Hellenic Telecommunications Organization S.A.	1	$21
PT Telekom Indonesia	223,800	36,884
		$36,905
Tobacco – 0.7%
ITC Ltd.	10,878	$36,208
Travel, Gaming, & Lodging – 0.4%
Sands China Ltd.	8,400	$17,643
Total Common Stocks		$4,774,716
Preferred Stocks – 5.0%
Hardware, Peripherals, & Assembly – 5.0%
Samsung Electronics Co. Ltd.	2,331	$254,054
Mutual Funds (h) – 1.1%
Money Market Funds – 1.1%
MFS Institutional Money Market Portfolio, 3.7% (v)	55,283	$55,289

Other Assets, Less Liabilities – (0.8)%		(40,047)
Net Assets – 100.0%		$5,044,012

(a)	Non-income producing security.
(h)
An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $55,289 and
$5,028,770, respectively.

(u)	The security was valued using significant unobservable inputs and is considered level 3 under the fair value hierarchy.
(v)
Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the
annualized seven-day yield of the fund at period end.

Portfolio of Investments (unaudited) – continued
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
See attached supplemental information. For more information see notes to financial statements as disclosed in the most recent semiannual or annual report.

Supplemental Information
4/30/26 (unaudited)
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial
Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(1) Investment Valuations
Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other

Supplemental Information (unaudited) – continued
significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of April 30, 2026 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
Taiwan	$—	$1,380,346	$—	$1,380,346
China	216,749	876,422	—	1,093,171
South Korea	—	749,109	—	749,109
India	10,481	544,614	—	555,095
Brazil	358,652	—	—	358,652
Mexico	159,573	—	—	159,573
Hong Kong	—	136,044	—	136,044
Indonesia	73,551	36,884	—	110,435
Portugal	60,978	29,904	—	90,882
Other Countries	260,995	134,468	0	395,463
Investment Companies	55,289	—	—	55,289
Total	$1,196,268	$3,887,791	$0	$5,084,059
For further information regarding security characteristics, see the Portfolio of Investments. At April 30, 2026, the fund held one level 3 security valued at $0, which was also held and valued at $0 at July 31, 2025.
(2) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. The following were affiliated issuers for the period ended April 30, 2026:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$49,380	$1,224,168	$1,218,233	$(32)	$6	$55,289

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$1,830	$—
(3) Issuer Country Weightings
Issuer country weighting percentages of portfolio holdings based on net assets, as of April 30, 2026, are as follows:
Taiwan	27.1%
China	21.4%
South Korea	14.7%
India	10.9%
Brazil	7.0%
Mexico	3.1%
Hong Kong	2.7%
Indonesia	2.2%
Portugal	1.8%
Other Countries	9.1%
(4) Russia and Ukraine Conflict
The fund invests in securities and/or derivative instruments that are economically tied to Russia and/or Ukraine. Escalation of the conflict between Russia and Ukraine in late February 2022 caused market volatility and disruption in the tradability of Russian securities, including closure of the local securities market, temporary restriction on securities sales by non-residents, and disruptions to clearance and payment systems. To the extent that the fund is unable to sell securities, whether due to market constraints or to the sanctions imposed on Russia by

Supplemental Information (unaudited) – continued
the United States and other countries, those securities are considered illiquid and the value of those securities reflects their illiquid classification. Additionally, since there is no assurance on collectability of dividends declared by certain Russian issuers, all such dividends, related receivables, and/or currency denominated in Rubles, if applicable, have been valued at $0. Management continues to monitor these events and to evaluate the related impacts on fund performance.